Filed Pursuant to Rule 497(e)

File No. 333-189544

CORPORATE CAPITAL TRUST, INC.

Supplement Dated December 23, 2014

to

Prospectus Dated July 28, 2014

This supplement contains information that supplements and amends certain information contained in the accompanying prospectus of Corporate Capital Trust, Inc. dated July 28, 2014 (as so supplemented and amended, the “Prospectus”). This supplement is part of, and should be read in conjunction with, our Prospectus. The Prospectus has been filed with the Securities and Exchange Commission and is available at www.sec.gov or by calling (866) 650-0650. Capitalized terms have the same meaning as in the Prospectus unless otherwise stated herein.

Before investing in shares of our common stock, you should read carefully the Prospectus and this supplement and consider carefully our investment objective, risks, charges and expenses. You should also carefully consider the information disclosed in the section of the Prospectus captioned “Risk Factors” before you decide to invest in our common stock.

This supplement amends the Prospectus as follows:

Decrease in Public Offering Price

On December 22, 2014, our board of directors decreased the public offering price of our continuous public offering of common stock from $11.30 per share to $11.00 per share. The pricing decrease is effective for share subscriptions accepted after December 16, 2014. The purpose of this action was to ensure that our net asset value per share is not less than 97.5% of our net offering price per share. As a result of the decrease in our public offering price per share, our maximum sales load and the net proceeds per share will correspondingly decrease from 1.13 to $1.10 and from $10.17 to $9.90, respectively.